UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 19, 2005

                        THE SINGING MACHINE COMPANY, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                       0-24968               95-3795478
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


               6601 Lyons Road, Bldg. A-7, Coconut Creek, Fl 33073
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              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (954) 596-1000

                                   Copies to:
                             Darrin M. Ocasio, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial statements of business acquired.

            Not applicable.

      (b)   Pro forma financial information.

            Not applicable.

      (c)   Exhibits.

            10.1  Sales Agreement with CPP Belwin, Inc. dated December 9, 2003

            10.2 Fifth Amendment to MTVN Domestic Merchandise License Agreement dated December 23, 2003

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             THE SINGING MACHINE, COMPANY, INC.


Date: January 19, 2005                       /s/ Jeffrey Barocas
                                             -----------------------------------
                                             Jeffrey Barocas
                                             Chief Financial Officer